UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2004

EDISON MISSION ENERGY

(Exact name of registrant as specified in its charter)

DELAWARE	000-24890	95-4031807
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

18101 Von Karman Avenue

Irvine, California  92612

(Address of principal executive offices, including zip code)

949-752-5588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report includes forward-looking statements. Edison Mission Energy has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Edison Mission Energy’s control. Edison Mission Energy has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On December 22, 2004, Edison International filed a Current Report on Form 8-K (the “December 22 Current Report”) disclosing the approval by the Edison International Compensation and Executive Personnel Committee of the award of long-term incentives for 2005 to executive officers of Edison International and its affiliates, including Edison Mission Energy. As in recent years, these long-term incentive awards will have two components, with Edison International nonqualified stock options comprising 75% of the award value and Edison International performance shares comprising 25% of the award value. A copy of the Edison International 2005 Long-Term Incentives Terms and Conditions is incorporated herein by reference to Exhibit 99.1 to the December 22 Current Report.

The December 22 Current Report also disclosed the approval by the Edison International Compensation and Executive Personnel Committee of target annual incentives for 2005 for executive officers of Edison International and its affiliates, including Edison Mission Energy, under the Edison International Executive Incentive Compensation Plan (the “Plan”). Under the Plan, annual incentive compensation is determined on the basis of company, organizational and individual performance relative to corporate goals. A copy of the goals for 2005 is incorporated herein by reference to Exhibit 99.2 to the December 22 Current Report. These goals are subject to review and possible revision at the next regular Edison International Board meeting currently scheduled to occur in February 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

Not applicable.

(b)  Pro Forma Financial Information

Not applicable.

(c)  Exhibits

99.1	Edison International 2005 Long-Term Incentives Terms and Conditions, incorporated by reference to Exhibit 99.1 to Edison International’s Form 8-K filed December 22, 2004.

99.2	2005 performance goals for the Edison International Executive Incentive Compensation Plan, incorporated by reference to Exhibit 99.2 to Edison International’s Form 8-K filed December 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edison Mission Energy

(Registrant)

Date:	December 23, 2004	/s/ Kevin M. Smith
KEVIN M. SMITH Senior Vice President and Chief Financial Officer